Earnings Per Share	12 Months Ended
Dec. 31, 2018
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Earnings Per Share

NOTE 44. EARNINGS PER SHARE

Earnings per share are calculated by dividing income attributable to the Group’s shareholders by the weighted average of outstanding common shares during the year. As the Group does not have preferred shares or debt convertible into shares, basic earnings are equal to diluted earnings per share.

	12.31.18	12.31.17
Net Income for the Year Attributable to owners of the Parent	(3,465,822)	6,793,588
Weighted Average Common Shares	1,426,765	1,332,617

Income per Share	(2.43)	5.10